Exhibit 10.18

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

Eleventh Amendment to Cost Sharing and IRU Agreement

THIS ELEVENTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (the “Eleventh Amendment”) is entered into this              day of March 2004 by and between LEVEL 3 COMMUNICATIONS, LLC (“Grantor”), a Delaware limited liability company, and SAVVIS COMMUNICATIONS CORPORATION (“Grantee”), a Missouri corporation. Each of Grantee and Grantor shall herein be referred to as a “Party” and collectively as the “Parties”). Subject to the occurrence of the Effective Date (as defined herein), this Eleventh Amendment amends the provisions of that certain Cost Sharing and IRU Agreement dated as of May 25, 1999, as amended, by and between Grantor and CWA (defined below) (the “IRU Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the IRU Agreement.

Recitals

Cable & Wireless USA, Inc. (“CWA”) and Savvis Asset Holdings, Inc. (an Affiliate of Grantee) (“SAVVIS”) have executed a certain Amended and Restated Asset Purchase Agreement dated as of January 23, 2004 (the “APA”) pursuant to which SAVVIS has agreed to purchase, and CWA has agreed to sell, substantially all of the assets and operations of CWA and certain of its Affiliates. The APA and the transactions contemplated thereby were approved by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on or about January 23, 2004, in the case captioned In Re: Cable &. Wireless USA, Inc., et al., Case No. 03-13711 (the “Bankruptcy Case”).

CWA intends to assume, as modified hereby, the IRU Agreement and assign the IRU Agreement to Grantee, and Grantee intends to assume the IRU Agreement as modified hereby.

1.	Assumption and Assignment of IRU Agreement. Grantee hereby agrees to assume, pursuant to the APA, the IRU Agreement as modified hereby (and those certain “Relevant CWA Agreements” as defined in that Amended and Restated Master Services Agreement between Grantor and Grantee dated of even date herewith (the “MSA”)).

2.	Reimbursement for Relocations. The last sentence of Section 6.03 of the IRU Agreement shall be deleted effective as of August 1, 2004 (such that any costs incurred by Grantor prior to August 1, 2004 shall be reimbursed (subject to the following sentence), and any costs incurred on and after August 1, 2004 shall not be reimbursed). Grantee’s cumulative liability for cost reimbursement for work performed from the Effective Date through July 31, 2004 under the last sentence of Section 6.03 shall not exceed [***]. Notwithstanding the assumption of the IRU Agreement by Grantee and assignment thereof to SAVVIS, Grantee shall reimburse (in accordance with Section 6.03 of the IRU Agreement) Grantor for any post-petition but, as of the date hereof, unbilled relocation expenses relating to activities occurring prior to the Effective Date.

3.	Reduction of Monthly Charge for Intra-City Segments. Section 13.02 of the IRU Agreement is hereby modified such that, from and after October 1, 2004, the Monthly Charge for each metropolitan ring (intra-city) Segment of the Grantor System shall be reduced by [***] of the then-current [***] Charge (which is presently, after application of CPI adjustments, [***] multiplied by the number of Route Miles in each intra-city Segment). Such reduction shall not affect the [***] Charge respecting any intercity (long haul) Segment of the Grantor System (which is presently, after application of CPI adjustments [***] multiplied by the number of Route Miles in each intercity Segment).

4.	IRU Power Requirements.

a.	Grantee desires to reduce the amount of power purchased by it in each Regeneration and Opamp Facility, and Grantor desires to permit Grantee to so reduce its power requirements, and to perform the work needed to implement such reduction. From and after the Effective Date Grantee shall purchase and Grantor shall deliver the amount of power (on a breakered basis) as listed in Exhibit A attached hereto and incorporated herein by this reference. Grantor shall, commencing on the Effective Date, complete the work required to reduce the breakered power at each site listed in Exhibit A, and [***]. Grantor shall perform such work during standard maintenance windows and shall complete such work by March 31st, 2005.

b.	Commencing April 1, 2004 and through the end of the Term, the total [***] recurring charges for the amount of power within each facility listed in Exhibit A attached hereto under the IRU Agreement shall be as follows: amounts for 2004 should be set now and not subject to adjustment, which amounts shall be invoiced by Grantor in advance and paid by Grantee in accordance with Section 4.03 of the IRU Agreement:

April, May and June 2004	$	[***]
July, August and September 2004	$	[***]
October, November and December 2004	$	[***]
On and After January 1, 2005	$	[***]

Charges for existing power after January 1, 2005 shall be subject to adjustment for increases in the CPI as set forth in Exhibit C to the IRU Agreement.

c.	Incremental power required by Grantee shall be charged (subject to availability and on a breakered basis) in accordance with Exhibit C to the IRU Agreement. The current rates for AC and DC power (after application of the CPI adjustments through the date hereof) are set forth in Exhibit A attached.

d.	Grantee shall have the right to reduce the aggregate amount of power listed in Exhibit A hereto (or the corresponding charges therefor) during the Term, but only on the fourth, eighth and twelfth anniversary of the Effective Date (which reduced level of power shall remain in place for the ensuing four-year period).

e.	Notwithstanding anything to the contrary contained herein, or in the IRU Agreement, as amended, Grantee may request, in writing, alterations in the power requirements set forth in Exhibit A be reduced within one or more Regeneration or Opamp Facilities,

2

with a corresponding and simultaneous increase in power requirements at other Regeneration or Opamp Facilities (each such request shall be a “Power Portability Request”). In no event shall Grantee be permitted to deliver more than 15 Power Portability Requests in any 2 consecutive month period. Grantor shall perform all work required in order to implement the Power Portability Request. [***].

5.	[***]

6.	Surrender of Opamp and Regeneration Facility Space. Grantor may, one-time on a facility-by-facility basis (so that one election may be made at different times with respect to each facility), at its option (exercisable at any time during the Term), request that Grantee surrender up to (but not exceeding) [***] (measured in terms of square feet) of space currently occupied by CWA in each Regeneration Facility and Opamp Facility (provided, however, that in no event may Grantor reduce the space available to Grantee in any facility below [***] square feet). The costs associated with relocating any Grantee equipment needed to implement the surrender of such space shall be borne by Grantor. In no event shall the reduction contemplated herein give rise to a claim by Grantee for a refund of any amounts previously paid by CWA for such surrendered space).

3

7.	Cross Default. The Parties agree that a breach by a Party under the MSA between the Parties shall also, solely during the Initial Term of the MSA, constitute a breach by such Party under the terms of the IRU Agreement. For the avoidance of doubt, this Section 7 shall be of no force and effect after the expiration of the Initial Term of the MSA.

8.	Condition to Effectiveness. This Eleventh Amendment shall have no binding effect upon any Party until the Effective Date. If the Effective Date has not occurred on or before March 30, 2004, Level 3 shall have the unilateral right to terminate this Eleventh Amendment in its entirety, in which event the rights, remedies and obligations of the Parties shall remain as stated in the IRU Agreement, and this Eleventh Amendment shall be void ab initio. The “Effective Date” shall be the date upon which each and all of the Relevant CWA Agreements (including the IRU Agreement) are assumed by CWA and assigned to SAVVIS pursuant to the provisions of the APA.

9.	Multiple Counterparts. This Eleventh Amendment may be executed in one or more counterparts, which when taken together, shall constitute one and the same document. The parties hereby agree that facsimile signatures are valid and binding on the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment as of the Effective Date.

LEVEL 3 COMMUNICATIONS, LLC	SAVVIS COMMUNICATIONS CORPORATION

By:	By:	/s/ Grier C. Raclin
Name:	Name:	Grier C. Raclin
Title:	Title:	Chief Legal Officer

4

EXHIBIT A

Revised Power Requirements

Site	Facility Type	Segment	Total (A&B) Loads	Current D/C Power Price/Amp*	Monthly Charge
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]

Site	Facility Type	Segment	Total (A&B) Loads	Current D/C Power Price/Amp*	Monthly Charge
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]

Site	Facility Type	Segment	Total (A&B) Loads	Current D/C Power Price/Amp*	Monthly Charge
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]

Site	Facility Type	Segment	Total (A&B) Loads	Current D/C Power Price/Amp*	Monthly Charge
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILAd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]

Site	Facility Type	Segment	Total (A&B) Loads	Current D/C Power Price/Amp*	Monthly Charge
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3Rd	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	ILA	[***]	[***]	[***]	[***]
[***]	3R	[***]	[***]	[***]	[***]

Totals			[***]		[***]

*Current	pricing per amp has been adjusted for CPI based on the IRU Agreement.

Current Power Pricing:

Source:	- U.S. Department of Labor – Bureau of Labor Statistics
- http://data.bls.gov/cgi-bin/surveymost
- Beginning pricing ($[***] per amp A/C and $[***] D/C) per IRU Agreement

			Power Pricing ($/Amp)
Period	Index	% Change	D/C	A/C
1999	166.6		[***]	[***]
2000	172.2	3.36%	[***]	[***]
2001	177.1	2.85%	[***]	[***]
2002	179.9	1.58%	[***]	[***]
2003	184.0	2.28%	[***]	[***]